EXHIBIT 10.1
------------

                            CHANGE IN TERMS AGREEMENT

PRINCIPAL     LOAN DATE  MATURITY   LOAN NO  CALL/COLL ACCOUNT OFFICER INITIAL
$6,000,000.00 1-31-2005 02-18-2005  92018206                    636AW  /s/AW

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.


Borrower: I/OMAGIC CORPORATION     Lender:  UNITED NATIONAL BANK
          4 MARCONI                         INTERNATIONAL DEPARTMENT
          IRVINE, CA 92618                  855 SOUTH ATLANTIC BLVD.,
                                            MONTEREY  PARK,  CA  91754
                                            (626)  281-5975
________________________________________________________________________________

PRINCIPAL  AMOUNT:  $6,000,000.00  INITIAL  RATE:  6.000%
DATE  OF  AGREEMENT:  JANUARY  31,  2005

DESCRIPTION OF EXISTING INDEBTEDNESS. THIS CHANGE IN TERMS AGREEMENT REFERS TO THE LOAN EVIDENCED BY THE PROMISSORY NOTE DATED AUGUST 15, 2003 IN FAVOR OF BANK EXECUTED BY I/OMAGIC CORPORATION IN THE AMOUNT OF $6,000,000.00 PAYABLE IN FULL ON SEPTEMBER 1, 2004 AND EXTENDED THE MATURITY OF THE NOTE TO JANUARY 31, 2005
AS  EVIDENCED  BY  THE  CHANGE  IN  TERMS  AGREEMENT  DATED  DECEMBER  1,  2004.

DESCRIPTION  OF  COLLATERAL.
1) 1ST POSITION UCC FINANCING STATEMENT FILED ON JULY 30,2003 AT SECRETARY OF STATE, SACRAMENTO, CA AS INSTRUMENT #0321260018.
2) 1ST POSITION UCC FINANCING STATEMENT FILED ON JULY 30, 2003 AT STATE OF NEVADA AS INSTRUMENT #2003020439-1.

DESCRIPTION OF CHANGE IN TERMS. TO EXTEND THE MATURITY OF THE NOTE TO FEBRUARY 18, 2005.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement Is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

BUSINESS LOAN AGREEMENT (ASSET BASED). This Note is the Note referred to in the Business Loan Agreement (ASSET BASED) dated August 15, 2003, between the Borrower and Bank, as at any time amended (the "Business Loan Agreement (ASSET BASED)"). Notwithstanding the paragraph entitled "DEFAULT" above and in addition thereto, upon the occurrence of an event of default as defined In the Business Loan Agreement (ASSET BASED), all sums of principal and interest the remaining unpaid shall become due and payable, as provided in the Business Loan Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.
BORROWER:

I/OMAGIC  CORPORATION

BY:  /s/  TONY SHAHBAZ                         BY: /s/ STEVE GILLINGS   01/28/05
     ----------------------------------            -----------------------------
TONY  SHAHBAZ,  PRESIDENT  OF  I/OMAGIC            STEVE  GILLINGS,  CHIEF
CORPORATION                                        FINANCIAL  OFFICER  OF
                                                   I/OMAGIC  CORPORATION

LENDER:

UNITED  NATIONAL  BANK

X   /s/  ALLISON  WU
--------------------
AUTHORIZED SIGNER